Exhibit 10.3

PINNACLE BANK

CONFIRMATION

To:             Roanoke Gas Company

519 Kimball Ave NE

Roanoke, VA 24016-2103

Attn:         Paul Nester

Email:      paul_nester@rgcresources.com

From:       Pinnacle Bank

Date:        24th September, 2021

Our Ref:  53587

The purpose of this letter agreement is to set forth the terms and conditions of the Swap Transaction entered into between Pinnacle Bank and Roanoke Gas Company (the "Counterparty") on the Trade Date specified below (the "Swap Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the Master Agreement specified below.

1.    The definitions and provisions contained in the 2006 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") are incorporated into this Confirmation.

This Confirmation supplements, forms a part of, and is subject to, a certain ISDA Master Agreement (the "Master Agreement") which has been, or will be executed between Counterparty and Pinnacle Bank. All provisions contained or incorporated by reference in such Master Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between this Confirmation and the Definitions or the Master Agreement, this Confirmation will govern.

This Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine, provided that this provision will be superseded by any choice of law provision on the Master Agreement.

2.    This Confirmation constitutes a Swap Transaction under the Master Agreement and the terms of the Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:	For each Calculation Period, the amount listed under the heading "Notional Amount (USD)" in Schedule A, attached.

Trade Date:	24th September, 2021

Effective Date:	1st April, 2022

Termination Date:	1st October, 2028

Fixed Amounts:
Fixed Rate Payer:	Roanoke Gas Company

Fixed Rate Payer Payment Dates:	Commencing the 1st day of May, 2022 and monthly thereafter on the 1st calendar day of each month up to and including the Termination Date, subject to adjustment in accordance with Following Business Day Convention.

Period End Dates:	The 1st calendar day of each month commencing May, 2022 and ending on the Termination Date. No Adjustment.

Fixed Rate:	2.49000%

Fixed Rate Day Count Fraction:	Act/360

Floating Amounts:
Floating Rate Payer:	Pinnacle Bank

Floating Rate Payer Payment Dates:	Commencing the 1st day of May, 2022 and monthly thereafter on the 1st calendar day of each month up to and including the Termination Date, subject to adjustment in accordance with Following Business Day Convention.

Period End Dates:	The 1st calendar day of each month commencing May, 2022 and ending on the Termination Date. No Adjustment.

Floating Rate for Initial Calculation Period:	to be determined

Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	1 Month

Spread:	1.00000%

Floating Rate Day Count Fraction:	Act/360

Reset Dates:	The first day of each Floating Rate Payer Calculation Period

Calculation Agent:	Pinnacle Bank

Business Days:	New York

Other Terms and Conditions:	Counterparty is electing under section 2(h)(7)(B) of the Commodity Exchange Act (7 U.S.C. §2(h)(7)(B)) not to present this Swap Transaction to a Derivatives Clearing Organization for clearing.

Payment Method:	Account ending in 7087

Please confirm the foregoing correctly sets forth the terms of our Agreement by executing the copy of this Confirmation and returning it to us.

Regards,
Pinnacle Bank

By:	/s/ Lesli A Harlan
Name:	Lesli A Harlan
Operations and Compliance Officer

Accepted and confirmed as of the Trade Date

Roanoke Gas Company, a Virginia corporation

By:	/s/ Paul W. Nester
Name:	Paul W. Nester
Title:	President

and

By:	/s/ Lawrence T. Oliver
Name:	Lawrence T. Oliver
Title:	Interim Chief Financial Officer, Treasurer,
Corporate Secretary

Roanoke Gas Company

Our ref: 53587

Pinnacle

Schedule A

Period Start	Period End	Notional Amount (USD)	Notional Amortization
01-Apr-22	01-May-22	5,000,000.00	.00
01-May-22	01-Jun-22	5,000,000.00	.00
01-Jun-22	01-Jul-22	5,000,000.00	.00
01-Jul-22	01-Aug-22	5,000,000.00	.00
01-Aug-22	01-Sep-22	5,000,000.00	.00
01-Sep-22	01-Oct-22	5,000,000.00	-5,000,000.00
01-Oct-22	01-Nov-22	10,000,000.00	.00
01-Nov-22	01-Dec-22	10,000,000.00	.00
01-Dec-22	01-Jan-23	10,000,000.00	.00
01-Jan-23	01-Feb-23	10,000,000.00	.00
01-Feb-23	01-Mar-23	10,000,000.00	.00
01-Mar-23	01-Apr-23	10,000,000.00	.00
01-Apr-23	01-May-23	10,000,000.00	.00
01-May-23	01-Jun-23	10,000,000.00	.00
01-Jun-23	01-Jul-23	10,000,000.00	.00
01-Jul-23	01-Aug-23	10,000,000.00	.00
01-Aug-23	01-Sep-23	10,000,000.00	.00
01-Sep-23	01-Oct-23	10,000,000.00	.00
01-Oct-23	01-Nov-23	10,000,000.00	.00
01-Nov-23	01-Dec-23	10,000,000.00	.00
01-Dec-23	01-Jan-24	10,000,000.00	.00
01-Jan-24	01-Feb-24	10,000,000.00	.00
01-Feb-24	01-Mar-24	10,000,000.00	.00
01-Mar-24	01-Apr-24	10,000,000.00	.00
01-Apr-24	01-May-24	10,000,000.00	.00
01-May-24	01-Jun-24	10,000,000.00	.00
01-Jun-24	01-Jul-24	10,000,000.00	.00
01-Jul-24	01-Aug-24	10,000,000.00	.00
01-Aug-24	01-Sep-24	10,000,000.00	.00
01-Sep-24	01-Oct-24	10,000,000.00	.00
01-Oct-24	01-Nov-24	10,000,000.00	.00
01-Nov-24	01-Dec-24	10,000,000.00	.00
01-Dec-24	01-Jan-25	10,000,000.00	.00

Roanoke Gas Company

Our ref: 53587

Period Start	Period End	Notional Amount (USD)	Notional Amortization
01-Jan-25	01-Feb-25	10,000,000.00	.00
01-Feb-25	01-Mar-25	10,000,000.00	.00
01-Mar-25	01-Apr-25	10,000,000.00	.00
01-Apr-25	01-May-25	10,000,000.00	.00
01-May-25	01-Jun-25	10,000,000.00	.00
01-Jun-25	01-Jul-25	10,000,000.00	.00
01-Jul-25	01-Aug-25	10,000,000.00	.00
01-Aug-25	01-Sep-25	10,000,000.00	.00
01-Sep-25	01-Oct-25	10,000,000.00	.00
01-Oct-25	01-Nov-25	10,000,000.00	.00
01-Nov-25	01-Dec-25	10,000,000.00	.00
01-Dec-25	01-Jan-26	10,000,000.00	.00
01-Jan-26	01-Feb-26	10,000,000.00	.00
01-Feb-26	01-Mar-26	10,000,000.00	.00
01-Mar-26	01-Apr-26	10,000,000.00	.00
01-Apr-26	01-May-26	10,000,000.00	.00
01-May-26	01-Jun-26	10,000,000.00	.00
01-Jun-26	01-Jul-26	10,000,000.00	.00
01-Jul-26	01-Aug-26	10,000,000.00	.00
01-Aug-26	01-Sep-26	10,000,000.00	.00
01-Sep-26	01-Oct-26	10,000,000.00	.00
01-Oct-26	01-Nov-26	10,000,000.00	.00
01-Nov-26	01-Dec-26	10,000,000.00	.00
01-Dec-26	01-Jan-27	10,000,000.00	.00
01-Jan-27	01-Feb-27	10,000,000.00	.00
01-Feb-27	01-Mar-27	10,000,000.00	.00
01-Mar-27	01-Apr-27	10,000,000.00	.00
01-Apr-27	01-May-27	10,000,000.00	.00
01-May-27	01-Jun-27	10,000,000.00	.00
01-Jun-27	01-Jul-27	10,000,000.00	.00
01-Jul-27	01-Aug-27	10,000,000.00	.00
01-Aug-27	01-Sep-27	10,000,000.00	.00
01-Sep-27	01-Oct-27	10,000,000.00	.00
01-Oct-27	01-Nov-27	10,000,000.00	.00

Roanoke Gas Company

Our ref: 53587

Period Start	Period End	Notional Amount (USD)	Notional Amortization
01-Nov-27	01-Dec-27	10,000,000.00	.00
01-Dec-27	01-Jan-28	10,000,000.00	.00
01-Jan-28	01-Feb-28	10,000,000.00	.00
01-Feb-28	01-Mar-28	10,000,000.00	.00
01-Mar-28	01-Apr-28	10,000,000.00	.00
01-Apr-28	01-May-28	10,000,000.00	.00
01-May-28	01-Jun-28	10,000,000.00	.00
01-Jun-28	01-Jul-28	10,000,000.00	.00
01-Jul-28	01-Aug-28	10,000,000.00	.00
01-Aug-28	01-Sep-28	10,000,000.00	.00
01-Sep-28	01-Oct-28	10,000,000.00	10,000,000.00